SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                November 11, 2004
               Date of Report (date of earliest event reported):

                             Fun City Popcorn, Inc.
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             (Exact name of registrant as specified in its charter)


          Nevada                     000-32947                       88-0211496
 ---------------------------         ----------                     ------------
(State or other jurisdiction        (Commission                    (IRS Employer
      of incorporation)             File Number)                    I.D. Number)


                        2560 West Main Street, Suite 200
                            Littleton, Colorado 80120
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (303) 794-9450


          (Former name or former address, if changed since last report)

Item 4.01  Changes in Registrant's Independent Auditor

     (1) Previous Independent Auditors:

          (i) Effective November 11, 2004, Kelly & Company, independent auditor for Fun City Popcorn, Inc. (the "Company"), was terminated as the Company's independent auditor since the Company's principal offices were relocated to the Denver metropolitan area and it is more convenient for the Company to have its independent auditor in the same metropolitan area as its principal office.

          (ii) The reports of Kelly & Company on the financial statements for the past two fiscal years were not qualified or modified as to uncertainty, audit scope, or accounting principals.

          (iii) In connection with its audits for the two most recent fiscal years and subsequent interim period up to the effective date of the termination of Kelly & Company, there have been no disagreements with Kelly & Company on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if any, not resolved to the satisfaction of Kelly & Company, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its financial statements for such years.

          (iv) The Company's Board of Directors participated in and approved the decision to change independent auditors.

          (v) The Company requested that Kelly & Company furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

     (2) New Independent Auditors:

          (i) The Company engaged Ehrhardt Keefe Steiner & Hottman, P.C., Denver, Colorado, as its new independent auditors as of November 11, 2004. Prior to such date, the Company did not consult with Ehrhardt Keefe Steiner & Hottman, P.C. regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Ehrhardt Keefe Steiner & Hottman, P.C., or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01.  Financial Statements and Exhibits

     (a) Financial statements:

         None required

         (b)      Exhibits


         Number          Exhibit
         ------          -------
          10.1           Letter from Kelly & Company


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 12, 2004

                                            Fun City Popcorn, Inc.


                                            By:  /s/  James A. Eller
                                               --------------------------------
                                                      James A. Eller
                                                      Chief Executive Officer